Exhibit 99.1

Contacts:
Investor Relations	Media Relations
Glenn Etherington	David Sharpley
Chief Financial Officer	EVP, Marketing
(972) 403-8501	(613) 287-8200
getherington@metasolv.com	dsharpley@metasolv.com

METASOLV REPORTS INCREASED THIRD QUARTER

REVENUES AND IMPROVED PROFITABILITY

PLANO, TEXAS, November 8, 2006 – MetaSolv, Inc. (NASDAQ: MSLV), a global leader in comprehensive operations support systems solutions for next-generation communications service providers, today announced financial results for the third quarter ended September 30, 2006.

Revenues for the quarter increased 2% to $23.9 million, compared to third quarter 2005 revenues of $23.3 million. MetaSolv reported net income for the third quarter of $305,000, or $0.01 per diluted share, compared to a net loss of $2.5 million, or $0.06 per diluted share, for the third quarter of 2005. Earnings before interest, taxes, depreciation and amortization and stock compensation expense (“adjusted EBITDA”) for the quarter was $1.7 million, compared to negative $706,000 for the prior year. Non-GAAP net income for the quarter was $1.1 million, or $0.02 per diluted share, compared to a loss of $2.0 million, or $0.05 per diluted share, for the third quarter of 2005.

For the nine months ended September 30, 2006, revenues were $71.8 million, a 6% increase from $68.1 million for the same period in 2005. MetaSolv reported net income for the nine months of $566,000, or $0.01 per diluted share, compared to a net loss of $5.2 million, or $0.13 per diluted share, for the same period in 2005. Adjusted EBITDA for the nine months ended September 30, 2006 was $5.5 million compared to negative $53,000 for the same period in 2005. Non-GAAP net income for the nine months ended September 30, 2006 was $3.4 million, or $0.07 per diluted share, compared to a non-GAAP net loss of $3.8 million, or $0.09 per diluted share, for the same period in 2005.

The Company’s net income for the third quarter and nine months ended September 30, 2006 includes stock-based compensation expense related to the adoption of Statement of Financial Accounting Standard (SFAS) 123R effective January 1, 2006. The Company’s net loss for the third quarter and nine months ended September 30, 2005 includes stock-based compensation expense computed under APB 25. The Company’s non-GAAP results exclude stock based compensation expense in both periods. Please see page 5 for a complete reconciliation of non-GAAP net income (loss) and adjusted EBITDA to net income (loss) reported under accounting principles generally accepted in the United States.

“We are pleased to report MetaSolv’s ninth consecutive quarter of year-over-year revenue growth and continued profitability for the third quarter,” said T. Curtis Holmes, MetaSolv’s President and Chief Executive Officer. “This quarter we secured five new customer wins spanning our global markets and all of our products, including M6 inventory platform wins in North America, South America and Europe. We continue to make progress in expanding our global footprint and demonstrating innovation and leadership in the industry.”

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MSLV Announces Third Quarter Results

Highlights of MetaSolv’s third quarter operating and financial results include:

•	A multi-million dollar license and services contract with one of Mexico’s largest wireless carriers to support activation of a new GSM network;

•	An activation win with the largest incumbent fixed line carrier in Greece;

•	New customer wins for our M6 inventory platform in North America, South America and Europe;

•	Expansion of our inventory implementation and a cross sell of activation capabilities to a long-standing North American CLEC; and

•	The highest revenue and gross profit for our professional services in six years.

“We are entering the next chapter in our business’ evolution for MetaSolv customers, partners, stockholders and employees, given our pending acquisition by Oracle. We look forward to continuing to provide proven products to help service providers worldwide accelerate time-to-market, reduce operations costs and improve customer satisfaction,” concluded Holmes.

On October 23, 2006, MetaSolv announced that Oracle Corporation (NASDAQ: ORCL) has agreed to acquire MetaSolv through a cash merger for $4.10 per share. The agreement is subject to stockholder and regulatory approval and is expected to close in late 2006 or early 2007. Because of this pending agreement, MetaSolv will not be holding a third quarter conference call or providing guidance as to future results.

The proposed merger will be submitted to MetaSolv’s stockholders for their consideration and MetaSolv will file with the Securities and Exchange Commission a proxy statement to be used by MetaSolv to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. Investors are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MetaSolv at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-8300.

MetaSolv and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MetaSolv in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading MetaSolv’s definitive proxy statement dated April 10, 2006 in connection with MetaSolv’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

About MetaSolv

MetaSolv, Inc. (NASDAQ: MSLV) is a global leader in comprehensive operations support system solutions for communications service providers. MetaSolv’s multi-service order management, inventory management, and service activation capabilities automate the order-to-activate provisioning process for traditional and next-generation IP-based wireline and mobile service providers. Many of the world’s largest global service providers – including Brasil Telecom, BT, Cable & Wireless, O2, T-Mobile, Vodafone, and others – use MetaSolv’s solutions to achieve increased revenues, reduced costs, and enhanced customer service. MetaSolv is a global company, headquartered in Plano, Texas.

MetaSolv is a registered trademark. The MetaSolv logo is a trademark of MetaSolv Software, Inc. All other trademarks are property of their respective owners.

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MSLV Announces Third Quarter Results

This press release contains forward-looking statements that are based upon current expectations and assumptions and involve a number of risks and uncertainties. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should,” “guidance,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance. Actual results could differ materially from MetaSolv’s current expectations. MetaSolv assumes no obligation to update any such forward-looking statement. Using the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, MetaSolv cautions you that these statements may be affected by the important factors, among others, described in the documents and reports filed by MetaSolv from time to time with the SEC, including the Company’s Annual Report on Form 10-K for 2005, and subsequent Quarterly Reports on Form 10-Q, as well as by other factors, including, but not limited to: the variance of quarterly operating results; the Company’s ability to successfully manage and integrate acquisitions; the Company’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; the Company’s continued use of strategic relationships; its ability to manage growth; the Company’s international operations; its ability to meet customer expectations; the quality of the Company’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and the Company’s ability to reduce its cost structure. In addition, while MetaSolv and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of MetaSolv’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of MetaSolv into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of MetaSolv and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. The Company assumes no obligation to update the information contained in this press release.

METASOLV, INC.

Summary Financial Information

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues	$23,855	$23,282	$71,835	$68,050
Income (loss) from operations	$170	$(2,262)	$261	$(4,809)
Net income (loss)	$305	$(2,490)	$566	$(5,208)
Basic and diluted income (loss) per share	$0.01	$(0.06)	$0.01	$(0.13)
Weighted average shares outstanding:
Basic	50,663	41,420	50,200	41,098
Diluted	52,127	41,420	51,819	41,098

Non-GAAP(1)
Net income (loss)	$1,124	$(1,970)	$3,433	$(3,841)
Basic and diluted income (loss) per share	$0.02	$(0.05)	$0.07	$(0.09)

(1)	See page 5 for a complete reconciliation of non-GAAP results with those reported under accounting principles generally accepted in the United States.

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MSLV Announces Third Quarter Results

METASOLV, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
License	$7,121	$6,610	$24,205	$19,036
Services	7,739	6,931	20,025	19,334
Maintenance	8,995	9,741	27,605	29,680

Total revenues	23,855	23,282	71,835	68,050

Cost of revenues:
License	217	259	883	494
Services and maintenance (1)	9,517	9,846	28,870	30,229
Amortization of intangible assets	115	438	468	1,284

Total cost of revenues	9,849	10,543	30,221	32,007

Gross profit	14,006	12,739	41,614	36,043

Operating expenses:
Research and development(1)	5,235	4,738	14,855	14,652
Sales and marketing(1)	5,282	5,348	16,690	16,979
General and administrative(1)	3,319	2,680	9,808	6,986
Restructuring(1)	—	2,235	—	2,235

Total operating expenses	13,836	15,001	41,353	40,852

Income (loss) from operations	170	(2,262)	261	(4,809)
Interest and other income, net	558	81	1,466	502

Income (loss) before taxes	728	(2,181)	1,727	(4,307)
Income tax expense	423	309	1,161	901

Net income (loss)	$305	$(2,490)	$566	$(5,208)

Basic and diluted income (loss) per share	$0.01	$(0.06)	$0.01	$(0.13)

Weighted average shares outstanding:
Basic	50,663	41,420	50,200	41,098
Diluted	52,127	41,420	51,819	41,098
_______________
(1) Includes stock-based compensation expense as follows:
Cost of revenues-services and maintenance	$47	$97	$538	$275
Research and development	256	129	753	441
Sales and marketing	177	50	562	137
General and administrative	339	138	1,014	408
Restructuring	—	106	—	106

Total stock-based compensation expense	$819	$520	$2,867	$1,367

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MSLV Announces Third Quarter Results

METASOLV, INC.

RECONCILIATION OF NET INCOME (LOSS)

TO NON-GAAP NET INCOME (LOSS), AND ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income (loss)	$305	$(2,490)	$566	$(5,208)
Stock compensation expense	819	520	2,867	1,367

Non-GAAP net income (loss)	$1,124	$(1,970)	$3,433	$(3,841)

Net income (loss)	$305	$(2,490)	$566	$(5,208)
Depreciation expense	628	598	1,892	2,105
Amortization of intangible assets	115	438	468	1,284
Stock-based compensation expense	819	520	2,867	1,367
Interest and other income, net	(558)	(81)	(1,466)	(502)
Income tax expense	423	309	1,161	901

Adjusted EBITDA	$1,732	$(706)	$5,488	$(53)

In addition to reporting its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), MetaSolv has also provided in this release non-GAAP net income (loss), non-GAAP net income (loss) per diluted share, and earnings before interest, taxes, depreciation and amortization and stock compensation expense (“adjusted EBITDA”). Non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share are adjusted to exclude non-cash expenses for stock-based compensation expense. Management uses these non-GAAP financial measures to evaluate performance, to analyze trends in cash-based expenses and to establish operational goals and allocate resources. Stock-based compensation has been excluded when computing non-GAAP net income (loss) because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R. Management believes that excluding stock-based compensation is useful in order to offer consistent information that is comparable to information MetaSolv has publicly disclosed in prior periods for which stock-based compensation was expensed under APB 25. Non-GAAP financial measures should not be considered a measure of financial performance under generally accepted accounting principles. Items excluded from these results are significant components in understanding and assessing financial performance. MetaSolv believes that inclusion of the non-GAAP financial measures is useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. Non-GAAP results are not a measurement determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, and they may not be comparable, as presented, to other similarly titled measures of other companies. Net income (loss) is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to MetaSolv’s non-GAAP results, as defined.

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MSLV Announces Third Quarter Results

METASOLV, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2006	December 31, 2005
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$11,907	$13,314
Marketable securities	43,450	44,839
Trade accounts receivable, less allowance for doubtful accounts of $2,182 in 2006 and $1,805 in 2005	18,250	13,582
Unbilled receivables	5,590	2,461
Prepaid expenses	1,653	1,847
Other current assets	964	669

Total current assets	81,814	76,712

Property and equipment, net	4,880	5,529
Intangible assets	622	1,090
Other assets	928	786

Total assets	$88,244	$84,117

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,648	$4,775
Accrued expenses	18,061	20,512
Deferred revenue	9,348	8,068

Total current liabilities	32,057	33,355

Fair value of warrants to purchase common stock	—	3,442

Temporary equity – Unregistered shares of common stock, $0.005 par value, 7,666,667 shares issued and outstanding at December 31, 2005	—	17,863

Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.005 par value, 100,000,000 shares authorized, shares issued and outstanding: 50,938,763 in 2006, and 49,961,132 in 2005	257	213
Additional paid-in capital	176,529	151,443
Deferred compensation	—	(328)
Accumulated other comprehensive income	1,267	560
Retained earnings	(121,866)	(122,431)

Total stockholders’ equity	56,187	29,457

Total liabilities and stockholders’ equity	$88,244	$84,117

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